(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) November 3, 2014 Third Quarter 2014 Investor Presentation NYSE:SRC

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under federal securities laws. Any such forward-looking statements are reflections of management’s current operating plans, estimates, beliefs and assumptions based on information currently available to management, and are not guarantees of future performance. These forward- looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, the Company’s continued ability to source new investments, risks associated with using debt to fund the Company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended and additional risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in the prospectus supplements relating to the offerings recently completed by the Company. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures can be found at the end of this presentation. Reconciliations to the most directly comparable GAAP financial measures are included in the financial statements filed by the Company with the Securities and Exchange Commission. FORWARD LOOKING STATEMENT:

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC  Spirit Realty Capital Overview – $8.7 billion enterprise value / $4.7 billion market capitalization (as of 10/31/14) – 7.4x adjusted debt-to-adjusted EBITDA – Annualized dividend $0.665 per common share – 6.1% dividend yield based on $10.97 share price – Initiated 2015 AFFO annualized guidance range of $0.84 - $0.86 on November 3, 2014  Single-Tenant, Triple Net REIT focused on operationally essential commercial real estate – 2,408 properties – 98.2% occupied – 10.2 years weighted average remaining term  Geographically diversified portfolio – More than 27 industries representing 421 tenants – 49 states with only 3 states contributing 5% or more of annual rent  Lease composition (based on rental revenue) – 86% triple net – 44% master leases  Growth strategy – Acquisitions primarily through sale-leaseback transactions – High quality, middle market tenants  Strong track record of operating through various market and economic environments Spirit Overview and Investment Highlights 2

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Spirit’s Evolution 3 1,190 2,083 2,408 # of Properties (Owned & Financed) Sept 2012 Sept 2013 Sept 2014 30.2% 14.5% 14.3% Top Tenant Concentration (Shopko) (1) Sept 2012 Sept 2013 Sept 2014 Spirit is Focused on Positioning Itself Among the Top REITs in its Sector $1.3 $3.7 $4.4 Market Capitalization ($ Billions) Sept 2012 Sept 2013 Sept 2014 7.6x 7.1x 7.4x Leverage Sept 2012 Sept 2013 Sept 2014 86% 80% Dividend Payout Sept 2012 Sept 2013 Sept 2014 N/A (1) Based on total revenue (2) Does not include properties acquired in the merger with Cole Credit Property Trust II.  Over $1 billion in property investments since IPO through September 30, 2014 (2)  $471 million in sales of non-core properties since September 2012  Restructured $912 million in existing asset backed bonds upgrading the rating from BB+ to A+ in May 2014  Issued $748 million convertible debt securities with a weighted average coupon rate of 3.28% and weighted average life of 5.5 years in May 2014  Completed registered offering of 26.5 million shares of common stock at a price to the public of $10.69 per share in May 2014  Established an At-The-Market (ATM) Program in April 2014 generating net proceeds of $16.3 million  Issued $330 million of new A+ rated asset backed bonds with a weighted average coupon rate of 4.74% and weighted average life of 7.3 years in December 2013  Completed $3.5 billion Cole Credit Property Trust II acquisition in July 2013 Key Highlights:

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC (1) Calculation methodology set forth in IPO Prospectus on Form S-11 dated September 12, 2012; updated through September 30, 2014. (2) For reporting tenants, represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent as of September 30, 2014.  Focus on real estate that is operationally essential to tenant profits – Tenants with strong credit profiles – non-rated and overlooked by traditional lenders – Targeting opportunities through sale leasebacks and properties subject to existing lease transactions  Market segment allows for favorable lease structuring – 87% of portfolio has rent escalations – Approximately 44% of the portfolio under master lease – 54% of our annualized rental revenue represents tenants who provide us with unit level performance metrics Operational Highlights  Historical credit loss of only 3.5% since Spirit's inception in 2003 (1)  Historical occupancy of 95% or higher with 11-year average greater than 99% – 82% historical lease renewal rate  Market segment allows for favorable lease structuring – Weighted average EBITDAR coverage ratio of 2.8x (2) 4 Differentiated Business Strategy Seasoned, Cycle-Tested Portfolio

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Investment Strategy  Over $1 billion in new property investments since IPO  Weighted average initial cash yield (“Cap Rate”) of 7.7%  Over 58.5% of investments structured as direct sale leasebacks  Approximately 30% of new investments with existing tenant relationships  79% of properties acquired are used in retail operations  Seasoned investment and asset management professionals with a broad network to source investment opportunities 7.5% 8.3% 8.1% 7.8% 7.8% 7.8% 7.7% 7.5% 5.0% 6.0% 7.0% 8.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 SLB Existing Cap Rate $56 $38 $79 $236 In v e s tm e n t V o lu m e In itial C a p R a te 30% 70% Existing Tenants New Relationships$75 $157 $206 5 Consistent Investment Strategy Continues to Yield Strong Investment Volume with Attractive Terms Investments by Source, 2013 through 3Q-2014 $ Millions $206 $775.0 $203.5 Retail Office (1) $ Millions $0.0 Industrial (1) Includes medical offices, dental practices and surgical centers. Investments by Property Type, 2013 through 3Q-2014

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Large Diverse Portfolio (1) For reporting tenants on a trailing twelve month basis. Top Tenants # of Prop. % of Total Revenue 181 14.3% 69 3.9% 109 3.2% Cajun Global LLC 201 2.4% 9 2.1% Alimentation Couche-Tard, Inc. 83 2.0% 37 1.6% 9 1.4% 12 1.3% 30 1.3% Total Top 10 740 33.5% 15% 85% 9% Industrial Retail Office 6% 17% 16% 7% 6% 6 4% 4% 4% 3% 3% 30% Building Materials Restaurants General and Discount Retail Drug Stores Convenience Stores/ Car Washes Grocery Auto Parts & Service Distribution Medical/Other Office Movie Theatres Other (represents industries that contribute less than 3% of total revenues) 2.7x 2.6x 2.7x 2.7x 2.8x 2.9x 2.8x 2.8x 2.0x 2.2x 2.4x 2.6x 2.8x 3.0x 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 6 Spirit’s Tenants Represent a Stable Mix of Industries and Credit Quality Unit Level Rent Coverage (1) Tenant Industry Diversification Percent of Total Rent Property Type Diversification Percent of Total Rent

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Rental Rates by Industry and Property Type * less than 1% 7 Revenue / Building Square Feet $11.68 $16.60 $4.70 $- $5.00 $10.00 $15.00 $20.00 Retail Office Industrial Industry As a % of Rental Revenue Price Per SF General Merchandise 16.3% $ 6.48 Restaurants - Casual Dining 9.3% $ 25.35 Restaurants - Quick Service 7.6% $ 30.35 Drug Stores / Pharmacies 7.0% $ 18.60 Building Materials 5.7% $ 5.85 Convenience Stores/car washes 5.6% $ 48.90 Movie Theatres 4.3% $ 14.12 Medical / Other Office 3.8% $ 22.18 Distribution 3.7% $ 5.44 Automotive parts and service 3.3% $ 18.88 Grocery 3.0% $ 7.97 Apparel 2.9% $ 7.14 Manufacturing 2.8% $ 3.78 Education 2.7% $ 14.51 Home Furnishings 2.7% $ 10.19 Sporting Goods 2.4% $ 10.52 Home Improvement 2.4% $ 7.84 Health and Fitness 2.3% $ 15.82 Automotive dealers 2.2% $ 16.58 Entertainment 1.9% $ 16.56 Specialty Retail 1.7% $ 11.56 Consumer Electronics 1.5% $ 8.90 Pet Supplies & Service 1.0% $ 6.43 Office Supplies 1.0% $ 13.48 Financial Services * $ 19.52 Wholesale Clubs * $ 14.02 Dollar Stores * $ 10.65 Other * $ 17.96 Total 100.0% $ 10.44

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC 0.5% 2.2% 3.9% 3.3% 4.2% 3.6% 4.7% 0% 20% 40% 60% 80% Remainder 2014 2015 2016 2017 2018 2019 2020 Thereafter 45% 42% 12% 1% Lease Profile with Predictable Revenue (%) (1) For the properties owned at September 30, 2014, represents the percentage of rental revenue for the quarter ended September 30, 2014 earned on leases scheduled to mature in the respective periods. Contractual Fixed CPI-Related Flat Other 86% 14% NN NNN 8 The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near-Term Expirations and NNN Leases Contribute to a Predictable Revenue Profile Occupancy Lease Escalations As a Percent of Rental Revenue (Excludes Investments in Multi-Tenant Properties) Lease Structure As a Percent of Rental Revenue (Excludes Investments in Multi-Tenant Properties) Lease Expiration (1) 76.8% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Spirit Occupancy Rate GDP Growth G DP G ro w th Ra te SR C O c c u p a n c y Ra te

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Balance Sheet Positioned to Support Growth 54% 21% 14% 9% 2% CMBS – Fixed-Rate Master Trust Notes Unsecured Convertible Notes Other (1) Adjusted annualized 3Q 2014 EBITDA. Equity Capitalization Figures Amounts in thousands except per share data Share Price (as of 10/31/2014) 11.90$ Shares 398,566 Market Capitalization 4,742,938$ CMBS- fixed-rate 1,868,518$ Master trust notes 1,204,787 Unsecured convertible notes 747,500 CMBS- variable-rate 110,771 Revolving credit facilities 125,436 Unsecured fixed rate promissory note 1,340 4,058,352$ Unamortized net debt (discount) / premium (50,524) Total Debt, net of unamortized debt discount 4,007,828 Total Capitalization 8,750,766$ Less: Cash and cash equivalents (50,130) Enterprise Value 8,700,636$ Net Debt / Annualized EBITDA (1) 7.4 Debt / Total Capitalization 45.8% Net Debt / Enterprise Value 45.5% 9 Maintaining Modest Leverage with a Diversified Capital Structure

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Scheduled Principal Amortization Balloon Payments at Maturity Balance Sheet Data Balance Sheet  $7.5 billion in total assets – Almost entirely owned real estate – Long-term leases  Outstanding debt of $4.0 billion  Leverage of 7.4x  Weighted average stated interest rate of 5.06% (2)  Weighted average debt maturity of 4.7 years  Approximately 24% of undepreciated gross investment in real estate and loans are unencumbered ($ Millions) (1) The balloon payment balance in 2014 includes $74.0 million for the acceleration of principal payable related to four CMBS loans in anticipation of a deed-in-lieu resolution. (2) Weighted average stated interest rate on maturing debt for period noted (3) Includes $125 million of 3.9% investment grade master trust notes and $62 million of 3.6% variable rate debt hedged with interest rate swaps to a fixed 5.14%. (4) Includes $402.5 million of 2.9% unsecured convertible notes due 2019 and $345 million of 3.8% unsecured convertible notes due 2021. $8 $32 $30 $28 $27 $96 0 100 200 300 400 500 Remainder 2014 2015 2016 2017 2018 Thereafter Total Annual Amortization Cumulative Amortization $104 $246 $410 $830 $249 $1,998 0 500 1,000 1,500 2,000 2,500 Remainder of 2014 2015 2016 2017 2018 Thereafter No. Loans Interest Rate (3) 12 15 55 99 14 16 5.40% 5.36% 5.90% 5.82% 3.93% (3) 4.63% (4) 10 Manageable, Granular Debt Maturities with Positive Spread to Current Market Rates ($ Millions) (1)

INVESTOR RELATIONS CONTACT Mary Jensen - Vice President Investor Relations (480) 315-6604 mjensen@spiritrealty.com APPENDIX NYSE:SRC N Y S E : S R C

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Appendix  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders. Reconciliations from U.S. GAAP reported debt to Adjusted Debt are included in financial statements filed by the Company with the Securities and Exchange Commission.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance. Reconciliations from U.S. GAAP net income available to common stockholders to Adjusted EBITDA are included in the financial statements filed by the Company with the Securities Exchange Commission.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Annualized Adjusted EBITDA – Calculated by multiplying Adjusted EBITDA for the quarterly period presented by four.  EBITDA – Represents net income (loss) before interest expense, depreciation and amortization, and income tax expense (benefit).  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash and cash equivalents in the current disclosed period. 12

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) All data and metrics are as of September 30, 2014 unless otherwise stated. Please refer to the appendix beginning on page 11 for financial definitions. NYSE: SRC Appendix (continued) 13  Funds Available for Distribution (FAD) – FAD is a measure of a REIT's ability to generate cash and to distribute dividends to its stockholders. It reduces AFFO by deducting normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream. Our calculation of FAD may differ from the methodology applied by other equity REITs, and, therefore, may not be comparable to such other REIT’s. FAD is a supplemental non-GAAP financial measure and should not be used as a measure of our liquidity or as a substitute for cash flow from operating activities computed in accordance with GAAP. A reconciliation of net income (loss) computed in accordance with GAAP to FAD is included in the financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations (FFO) – FFO represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. Reconciliations from U.S. GAAP net income available to common stockholders to FFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Initial Cash Yield – Calculated by dividing the annualized first month base rent (excluding any future rent escalations provided for in the lease) by the gross acquisition cost of the related properties. Gross acquisition cost for an acquired property includes the contracted purchase price and any related capitalized costs. Initial cash yield is a measure (expressed as a percentage) of the base rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, initial cash yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual base rent earned from the properties acquired may differ from the initial cash yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Leverage – We calculate Leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA.